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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 24, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of March 1, 2003
                          providing for the issuance of

                                  $368,992,779

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-MS6

            Delaware                   333-103345              94-2528990
        (State or other               (Commission            (IRS Employer
jurisdiction of Incorporation)        File Number)       Identification Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (206) 377-8555




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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     7.1 First Amendment to Pooling and Servicing Agreement (the "First Amendment"), dated as of July 24, 2003, by and between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and U.S. Bank National Association, as Trustee (the "Trustee"), amending the Pooling and Servicing Agreement, dated as of March 1, 2003, by and among the Company, the Trustee and Christiana Bank & Trust Company, as Delaware Trustee.

     The Schedule of Stripped Mortgage Loans, included as Exhibit U to the First Amendment, has been intentionally omitted from this filing. Copies may be obtained from the Company or the Trustee by contacting, in the case of the Company,

               Laura Kelsey
               Master Servicing Department
               Washington Mutual Mortgage Securities Corp.
               75 N. Fairway Drive, VHF2A01
               Vernon Hills, IL 60061
               Telephone: (847) 393-5198
               Facsimile: (847) 549-2997

          in the case of the Trustee,

               Clare M. O'Brien
               Corporate Trust Services
               U.S. Bank National Association
               One Federal Street
               Boston, MA 02110
               Telephone: (617) 603-6402
               Facsimile: (617) 603-6637


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                     (Registrant)


                                     By: /s/ David H. Zielke
                                         ---------------------------------------
                                     David H. Zielke
                                     First Vice President and Counsel
                                     (Authorized Officer)


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